                                                                  EXHIBIT 10(l)


               FIRST AMENDED AND RESTATED REIMBURSEMENT AGREEMENT

     This FIRST AMENDED AND RESTATED REIMBURSEMENT AGREEMENT (the "Agreement") is entered into and shall be effective as of August 1, 1994, by and among Saul Centers, Inc., Saul Holdings Limited Partnership, Saul Subsidiary I Limited Partnership, Saul Subsidiary II Limited Partnership, Avenel Executive Park Phase II, Inc., Franklin Property Company, Westminster Investing Corporation, Van Ness Square Corporation, Dearborn Corporation, and the B. F. Saul Real Estate Investment Trust (collectively the "Parties" and each individually a "Party").


                                   WITNESSETH:

     WHEREAS, the Parties (other than Saul Subsidiary I Limited Partnership) are partners in one or more of Saul Holdings Limited Partnership, Saul Subsidiary I Limited Partnership and Saul Subsidiary II Limited Partnership (collectively, the "Partnerships") and have made capital contributions to the Partnerships.

     WHEREAS, the Partnerships have issued recourse indebtedness.

     WHEREAS, one or more of the Parties have entered or will enter into agreements whereby they have guaranteed all or part of one or more of the Partnerships' indebtedness.

     WHEREAS, Saul Centers, Inc., as general partner of each of Saul Holdings Limited Partnership and Saul Subsidiary II Limited Partnership, is liable for the recourse debts of such Partnerships as a matter of law.

     WHEREAS, Saul Centers, Inc. is liable for the $128 million recourse mortgage note of Saul Subsidiary I Limited Partnership pursuant to an Unconditional Guaranty dated August 1, 1994 and Saul Centers, Inc. has agreed to indemnify Saul QRS, Inc. for its liability, as general partner, with respect to the $128 million recourse mortgage note of Saul Subsidiary I Limited Partnership pursuant to an Indemnity Agreement dated August 1, 1994.

     WHEREAS, the Parties entered into that certain Reimbursement Agreement dated August 26, 1993, as amended from time to time (the "Reimbursement Agreement").

     WHEREAS, pursuant to Section 10 of the Reimbursement Agreement, the Parties executed the First Amendment to Reimbursement Agreement on April 15, 1994, and the Second Amendment to Reimbursement Agreement on May 26, 1994.

     WHEREAS, the Parties intend that the Reimbursement Agreement, as amended and restated by this Agreement, be effective as of the date hereof.

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     NOW, THEREFORE, in consideration of the foregoing, of the mutual promises of the Parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending legally to be bound, hereby agree as follows:

     Section 1. DEFINED TERMS. The following defined terms used in this Agreement shall have the meanings specified below. Any terms not defined in this Agreement shall have the meanings ascribed to them in the Partnership Agreements.

     "Business Day" means any day on which banking institutions are permitted to be open for business in Maryland.

     "Guarantor" means any Party which is liable for all or part of one or more Loans by guarantee, indemnity or similar agreement.

     "Loan" means any recourse or other indebtedness of any of the Partnerships, whether now in existence or hereafter incurred, for which any of the Parties is liable, either as Guarantor or pursuant to any obligation imposed by law. To the extent any specific Loan is referred to in this Agreement, it is the intent of the Parties that such reference include any other indebtedness of the Partnerships to the extent that the proceeds of such indebtedness are used to refinance such Loan.

     "Partnership Agreements" means, collectively, the First Amended and Restated Agreement of Limited Partnership of Saul Holdings Limited Partnership, the First Amended and Restated Limited Partnership Agreement of Saul Subsidiary I Limited Partnership, and the First Amended and Restated Limited Partnership Agreement of Saul Subsidiary II Limited Partnership, including any amendments and restatements of or successors to such agreements.

     "Paying Party" means, with respect to a given Loan or Loans of a Partnership, any Party that is a partner of the Partnership (or a partner of such partner), or a Guarantor of all or a portion of the Partnership's Loan or Loans, that (i) pays to the lender all or part of the amount owed by such Partnership on the Loan or Loans, either pursuant to such Party's obligations under a guarantee, indemnity or similar agreement or pursuant to any obligation imposed by law, or (ii) pays to any other Party or to a partner of the Partnership any amount with respect to all or a portion of the Partnership's Loan or Loans pursuant to a guarantee, indemnity or similar agreement or pursuant to any obligation imposed by law.

     "Prime" means the rate of interest which is equal to the rate published from time to time in THE WALL STREET JOURNAL, or any successor publication, as the "prime rate."


     "Reimbursement Limit" means, with respect to each Reimbursing Party listed on the following table, the amount so indicated on such table.

          Reimbursing Party                       Reimbursement Limit
          -----------------                       -------------------
          Avenel Executive Park, Phase II, Inc.          $4,640,810
          B.F. Saul Real Estate Investment Trust        $44,712,755
          Dearborn Corporation                          $66,117,575

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     "Reimbursement Obligation" means, with respect to a given Reimbursing
Party, the maximum amount of payments such Party may be obligated to reimburse to one or more Paying Parties pursuant to Sections 2 and 3 of this Agreement.

     "Reimbursement Percentage" means, with respect to a given Reimbursing Party, the percentage so indicated on the following table.

          Reimbursing Party                       Reimbursement Percentage
          -----------------                       ------------------------
          Avenel Executive Park Phase II, Inc.           3.33%
          B.F. Saul Real Estate Investment Trust        32.13%
          Dearborn Corporation                          47.50%
          Franklin Property Company                      0.35%
          Van Ness Square Corporation                    0.71%
          Westminster Investing Corporation             15.98%

     "Reimbursing Parties" means, collectively, Avenel Executive Park Phase II, Inc., B.F. Saul Real Estate Investment Trust, Dearborn Corporation, Franklin Property Company, Van Ness Square Corporation and Westminster Investing Corporation.

     Section 2. REIMBURSEMENT OF PAYING PARTIES. Subject to the terms hereof, the Reimbursing Parties agree to reimburse each Paying Party in an amount equal to the amount paid by the Paying Party with respect to any Loan.

     Section 3. ALLOCATION OF REIMBURSEMENT OBLIGATIONS. The Reimbursing Parties shall allocate the obligation to make a reimbursement payment to a Paying Party in the following manner:

              A. Franklin Property Company shall reimburse (i) all payments made by any Paying Party with respect to the $37,000,000 Loan made by First National Bank of Chicago to Saul Holdings Limited Partnership to the extent that the sum of such payments does not exceed $18,900,000, and (ii) all payments made by any Paying Party with respect to the $128,000,000 Loan to Saul Subsidiary I Limited Partnership to the extent that the sum of such payments does not exceed $5,445,750 ($5,445,750 representing the sum of the amounts deposited in the Environmental Escrow and Olney Ground Lease Sub-Accounts upon the closing of the $128,000,000 Loan to Saul Subsidiary I Limited Partnership).

              B. Westminster Investing Corporation shall reimburse all payments made by any Paying Party with respect to the $40,000,000 Loan made by Wells Fargo to Saul Subsidiary II Limited Partnership to the extent that the sum of such payments does not exceed $34,464,250.

              C. Except as otherwise provided in this Agreement, the Reimbursing Parties shall reimburse all other payments made by Paying Parties with respect to the Loans in proportion to their respective Reimbursement Percentages.

              D. Notwithstanding Section 3-C, above, the Reimbursement Obligations of Avenel Executive Park Phase II, Inc., B.F. Saul Real Estate Investment

                    Trust and Dearborn Corporation shall not exceed their respective Reimbursement Limits.

              E. To the extent any payments made by Paying Parties with respect to the Loans are not reimbursed by certain Reimbursing Parties because of the limitation set forth in
                    Section 3-D, above, such payments shall be reimbursed by the Reimbursing Parties not subject to a Reimbursement Limit (Franklin Property Company, Van Ness Square Corporation and Westminster Investing Corporation) in proportion to their respective Reimbursement Percentages.

     Section 4. METHOD OF PAYMENT. Any reimbursement payments required pursuant to this Agreement shall be due not later than ten (10) business days after the day on which the Paying Party pays a lender, other Party or partner of a Partnership with respect to a Loan. Such reimbursement payments shall be made in lawful money of the United States of America and in immediately available funds, or by certified cashier's check.

     All reimbursement payments under this Agreement shall be made without counterclaim, setoff, condition or qualification and free and clear of and without deduction or withholding for or by reason of any present or future taxes, levies, imposts, deductions or charges of any nature whatsoever.

     Section 5. LATE PAYMENTS. If the amount of any reimbursement payment hereunder is not paid to a Paying Party when due, such payment shall bear interest (computed on the basis of a 360-day-year and the actual number of days elapsed) from the due date thereof until paid in full at a rate per annum equal to Prime plus 1 percent, payable on demand.

     Notwithstanding any other provision in this Section to the contrary, if any sum becomes payable pursuant to this Agreement on a day which is not a Business Day, the date for payment thereof shall automatically be extended, without penalty, to the next succeeding Business Day, and such extended time shall not be included in the computation of interest.

     Section 6. RIGHTS TO RESULTING NONRECOURSE LOANS. If and to the extent a Reimbursing Party reimburses a Paying Party, the Reimbursing Party shall automatically and immediately succeed to all rights accruing to the Paying Party with respect to any nonrecourse obligation which arose pursuant to Section 4.2 of the respective Partnership Agreement (or any successor provision) by reason of the Paying Party's payment (or any portion thereof) which the Reimbursing Party has reimbursed.

     Section 7. RECOURSE OBLIGATION. The foregoing Reimbursement Obligation shall be a recourse obligation of each Reimbursing Party and shall survive the dissolution of any of the Partnerships and/or the retirement, incompetency, insolvency, bankruptcy, or withdrawal of any Party.

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     Section 8.  NOT A CAPITAL CONTRIBUTION.  No amount paid hereunder shall be treated as a capital contribution pursuant to any of the Partnership Agreements.

     Section 9. INTENT OF THE PARTIES. It is the intent and understanding of the undersigned that one consequence of this Agreement will be that, for purposes of the determination under Section 1.752-2 of the Income Tax Regulations (or any successor provision), each Reimbursing Party will bear the economic risk of loss with respect to the Loans to the extent of their Reimbursement Obligation. It is the intent of the undersigned that the provisions of this Reimbursement Agreement be interpreted consistently therewith.

     Section 10. AMENDMENT. This Agreement may be amended from time to time only by the unanimous written consent of all Parties.

     Section 11. APPLICABLE LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Maryland, without regard to the principles of conflicts of laws.

     Section 12. ADDRESSES AND NOTICE. All notices, requests, demands and other communications hereunder to a Party shall be in writing and shall be deemed to have been duly given if delivered by hand or if sent by certified mail, return receipt requested, properly addressed and postage prepaid, or transmitted by commercial overnight courier to the Party at the address set forth below or at such other address as the Party shall notify the other Parties in writing:

         8401 Connecticut Avenue
         Chevy Chase, Maryland 20815

     Such communications shall be deemed sufficiently given, served, sent or received for all purposes at such time as delivered to the addressee (with the return receipt or delivery receipt being deemed conclusive evidence of such delivery) or at such other time as delivery is refused by the addressee upon presentation.

     Section 13. IDENTIFICATION OF LENDERS. The identification of lenders with respect to certain Loans in Sections 3-A and 3-B of this Agreement is solely for the convenience of the Parties. Therefore, it is the intent of the Parties that Sections 3-A and 3-B continue to apply to such Loans, or a refinancing of such Loans, or refinancing of any refinancing, regardless of whether or not any of the lenders should transfer (through a participation or otherwise) all or a portion of their interest in any one or more of such Loans.

     Section 14. NO THIRD PARTY BENEFICIARIES. The Parties intend that the rights and obligations set forth in this Agreement shall be the rights and obligations of the Parties and that no third party shall have, or be deemed to have or receive, any benefit from this Agreement.

     IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the day first set forth.


                                        SAUL CENTERS, INC., a Maryland
                                          corporation


                                          By: /s/  B. Francis Saul
                                              ----------------------------
                                              Name:  B. Francis Saul II
                                              Title: Chairman


                                        SAUL HOLDINGS LIMITED PARTNERSHIP,
                                          a Maryland limited partnership

                                          By: SAUL CENTERS, INC., a Maryland
                                             corporation, as sole general
                                             partner


                                          By: /s/  B. Francis Saul
                                              ---------------------------
                                              Name:  B. Francis Saul II
                                              Title: Chairman


                                        SAUL SUBSIDIARY I LIMITED PARTNER-
                                          SHIP, a Maryland limited partner-
                                          ship

                                          By: SAUL QRS, INC., a Maryland
                                             corporation, as sole general
                                             partner


                                          By: /s/  B. Francis Saul
                                              ---------------------------
                                              Name:  B. Francis Saul II
                                              Title: Chairman

                                        SAUL SUBSIDIARY II LIMITED PARTNER-
                                          SHIP, a Maryland limited partner-
                                          ship

                                          By: SAUL CENTERS, INC., a Maryland
                                             corporation, as sole general
                                             partner


                                          By: /s/  B. Francis Saul
                                              ---------------------------
                                              Name:  B. Francis Saul II
                                              Title: Chairman


                                        AVENEL EXECUTIVE PARK PHASE II,
                                          INC., a Maryland corporation


                                          By: /s/ Philip D. Caraci
                                              ---------------------------
                                              Name:  Philip D. Caraci
                                              Title: President


                                        FRANKLIN PROPERTY COMPANY, a
                                          Maryland corporation


                                          By: /s/ Philip D. Caraci
                                              ---------------------------
                                              Name:  Philip D. Caraci
                                              Title: President


                                        WESTMINSTER INVESTING CORPORATION,
                                          a New York corporation


                                          By: /s/ B. Francis Saul
                                              ---------------------------
                                              Name:  B. Francis Saul II
                                              Title: President

                                        VAN NESS SQUARE CORPORATION, a
                                          Maryland corporation


                                          By: /s/ B. Francis Saul
                                              ---------------------------
                                              Name:  B. Francis Saul II
                                              Title: Chairman


                                        DEARBORN CORPORATION, a Delaware
                                          corporation


                                          By: /s/ Philip D. Caraci
                                              ---------------------------
                                              Name:  Philip D. Caraci
                                              Title: President


                                        B.F. SAUL REAL ESTATE INVESTMENT
                                          TRUST, a Maryland unincorporated
                                          business trust


                                          By: /s/ B. Francis Saul
                                              ---------------------------

                                              Name:  B. Francis Saul II
                                              Title: Chairman